EXHIBIT 10.1
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                           INDEMNIFICATION AGREEMENT

        Indemnification Agreement,  dated as of __________,  2006, between BKF
Capital   Group,   Inc.,  a  Delaware   corporation   (the   "COMPANY"),   and
______________________ ("INDEMNITEE").

        WHEREAS, qualified persons are reluctant to serve corporations as directors, officers or otherwise unless they are provided with broad indemnification and insurance against claims arising out of their service to and activities on behalf of the corporations; and

        WHEREAS, the Company has determined that attracting and retaining such persons is in the best interests of the Company's stockholders and that it is reasonable, prudent and necessary for the Company to indemnify such persons to the fullest extent permitted by applicable law and to provide reasonable assurance regarding insurance;

        NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

        1.      DEFINED TERMS; CONSTRUCTION.

                (a)     DEFINED  TERMS.  As  used  in  this   Agreement,   the
following terms shall have the following meanings:

        "CHANGE IN CONTROL" means, and shall be deemed to have occurred if, on or after the date of this Agreement, (I) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries acting in such capacity, or (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities, (II) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Company and any new director whose election by the board of directors of the Company or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (III) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the


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surviving  entity) at least 80% of the total voting power  represented  by the
Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (IV) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of its assets, or (V) the Company shall file or have filed against it, and such filing shall not be dismissed, any bankruptcy, insolvency or dissolution proceedings, or a trustee, administrator or creditors committee shall be appointed to manage or supervise the affairs of the Company.

        "CORPORATE STATUS" means the status of a person who is or was a director (or a member of any committee of a board of directors), officer, employee or agent (including without limitation a manager of a limited liability company) of the Company or any of its subsidiaries, or of any predecessor thereof, or is or was serving at the request of the Company as a director (or a member of any committee of a board of directors), officer, employee or agent (including without limitation a manager of a limited liability company) of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or of any predecessor thereof, including service with respect to an employee benefit plan.

        "DETERMINATION" means a determination that either (X) there is a reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (a "FAVORABLE DETERMINATION") or (Y) there is no reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (an "ADVERSE DETERMINATION"). An Adverse Determination shall include the decision that a Determination was required in connection with indemnification and the decision as to the applicable standard of conduct.

        "DGCL" means the General Corporation Law of the State of Delaware, as amended from time to time.

        "EXPENSES" means all attorneys' fees and expenses, retainers, court, arbitration and mediation costs, transcript costs, fees of experts, bonds, witness fees, costs of collecting and producing documents, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, appealing or otherwise participating in a Proceeding.

        "INDEPENDENT LEGAL COUNSEL" means an attorney or firm of attorneys competent to render an opinion under the applicable law, selected in accordance with the provisions of Section 5(e), who has not otherwise performed any services for the Company or any of its


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subsidiaries  or for  Indemnitee  within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement or of other Indemnitees under indemnity agreements similar to this Agreement).

        "PROCEEDING" means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including without limitation a claim, demand, discovery request, formal or informal investigation, inquiry, administrative hearing, arbitration or other form of alternative dispute resolution, including an appeal from any of the foregoing.

        "VOTING SECURITIES" means any securities of the Company that vote generally in the election of directors.

                (b)     CONSTRUCTION. For purposes of this Agreement,

                        (i)     References  to  the  Company  and  any  of its
        "subsidiaries" shall include any corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise that before or after the date of this Agreement is party to a merger or consolidation with the Company or any such subsidiary or that is a successor to the Company as contemplated by Section 8(d) (whether or not such successor has executed and delivered the written agreement contemplated by Section 8(d)).

                        (ii) References to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan.

                        (iii) References to a "witness" in connection with a Proceeding shall include any interviewee or person called upon to produce documents in connection with such Proceeding.


        2.      AGREEMENT TO SERVE.

        Indemnitee agrees to serve as a [director][officer] of the Company or one or more of its subsidiaries and in such other capacities as Indemnitee may serve at the request of the Company from time to time, and by its execution of this Agreement the Company confirms its request that Indemnitee serve as a [director][officer] and in such other capacities. Indemnitee shall be entitled to resign or otherwise terminate such service with immediate effect at any time, and neither such resignation or termination nor the length of such service shall affect Indemnitee's rights under this Agreement. This Agreement shall not constitute an employment agreement, supersede any employment agreement to which Indemnitee is a party or create any right of Indemnitee to continued employment or appointment.


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        3.      INDEMNIFICATION.

                (a) GENERAL INDEMNIFICATION. The Company shall indemnify Indemnitee, to the fullest extent permitted by applicable law in effect on the date hereof or as amended to increase the scope of permitted indemnification, against Expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges in connection therewith) incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding in any way connected with, resulting from or relating to Indemnitee's Corporate Status.

                (b) ADDITIONAL INDEMNIFICATION REGARDING EXPENSES. Without limiting the foregoing, in the event any Proceeding is initiated by Indemnitee or the Company or any of its subsidiaries to enforce or interpret this Agreement or any rights of Indemnitee to indemnification or advancement of Expenses (or related obligations of Indemnitee) under the Company's or any such subsidiary's certificate of incorporation or bylaws, any other agreement to which Indemnitee and the Company or any of its subsidiaries are party, any vote of stockholders or directors of the Company or any of its subsidiaries, the DGCL, any other applicable law or any liability insurance policy, the Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding, whether or not Indemnitee is successful in such Proceeding, except to the extent that the court presiding over such Proceeding determines that material assertions made by Indemnitee in such Proceeding were in bad faith or were frivolous.

                (c) PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of any Expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement incurred by Indemnitee, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion.

                (d) NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's certificates of incorporation or bylaws, any agreement, any vote of stockholders or directors, the DGCL, any other applicable law or any liability insurance policy.

                (e) EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated under the Agreement to indemnify Indemnitee:

                        (i) For Expenses incurred in connection with Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, counterclaim or crossclaim, except (X) as contemplated by Section 3(b), (Y)


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        in  specific  cases  if the  board of  directors  of the  Company  has approved the initiation or bringing of such Proceeding, and (Z) as may be required by law.

                        (ii) For an accounting of profits arising from the purchase and sale by the Indemnitee of securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

                (f) SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Company may reasonably request to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

        4.      ADVANCEMENT OF EXPENSES.

        The Company shall pay all Expenses incurred by Indemnitee in connection with any Proceeding in any way connected with, resulting from or relating to Indemnitee's Corporate Status, other than a Proceeding initiated by Indemnitee for which the Company would not be obligated to indemnify Indemnitee pursuant to Section 3(e)(i), in advance of the final disposition of such Proceeding and without regard to whether Indemnitee will ultimately be entitled to be indemnified for such Expenses and without regard to whether an Adverse Determination has been made, except as contemplated by the last sentence of Section 5(f). Indemnitee shall repay such amounts advanced if and to the extent that it shall ultimately be determined in a decision by a court of competent jurisdiction from which no appeal can be taken that Indemnitee is not entitled to be indemnified by the Company for such Expenses. Such repayment obligation shall be unsecured and shall not bear interest.

        5.      INDEMNIFICATION PROCEDURE.

                (a) NOTICE OF PROCEEDING; COOPERATION. Indemnitee shall give the Company notice in writing as soon as practicable of any Proceeding for which indemnification will or could be sought under this Agreement, PROVIDED that any failure or delay in giving such notice shall not relieve the Company of its obligations under this Agreement unless and to the extent that
(I) none of the Company and its subsidiaries are party to or aware of such Proceeding and (II) the Company is materially prejudiced by such failure.

                (b) SETTLEMENT. The Company will not, without the prior written consent of Indemnitee, which may be provided or withheld in Indemnitee's sole discretion, effect any settlement of any Proceeding against Indemnitee or which could have been brought against Indemnitee unless such settlement solely involves the payment of money by persons other than Indemnitee and includes an unconditional release of


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Indemnitee  from all  liability  on any  matters  that are the subject of such
Proceeding and an acknowledgment that Indemnitee denies all wrongdoing in connection with such matters. The Company shall not be obligated to indemnify Indemnitee against amounts paid in settlement of a Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Company's prior written consent, which shall not be unreasonably withheld.

                (c) REQUEST FOR PAYMENT; TIMING OF PAYMENT. To obtain indemnification payments or advances under this Agreement, Indemnitee shall submit to a Company a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Company and reasonably available to Indemnitee. The Company shall make indemnification payments to Indemnitee no later than 30 days, and advances to Indemnitee no later than 10 days, after receipt of the written request of Indemnitee.

                (d) DETERMINATION. The Company intends that Indemnitee shall be indemnified to the fullest extent permitted by law as provided in
Section 3 and that no Determination shall be required in connection with such indemnification. In no event shall a Determination be required in connection with advancement of Expenses pursuant to Section 4 or in connection with indemnification for Expenses incurred as a witness or incurred in connection with any Proceeding or portion thereof with respect to which Indemnitee has been successful on the merits or otherwise. Any decision that a Determination is required by law in connection with any other indemnification of Indemnitee, and any such Determination, shall be made within 30 days after receipt of Indemnitee's written request for indemnification, as follows:

                        (i) If no Change in Control has occurred, (U) by a majority vote of the directors of the Company who are not parties to such Proceeding, even though less than a quorum, with the advice of Independent Legal Counsel, or (W) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, with the advice of Independent Legal Counsel, or (Y) if there are no such directors, or if such directors so direct, by Independent Legal Counsel in a written opinion to the Company and Indemnitee, or
        (Z) by the stockholders of the Company.

                        (ii) If a Change in Control has occurred, by Independent Legal Counsel in a written opinion to the Company and Indemnitee.

The Company shall pay all Expenses incurred by Indemnitee in connection with a Determination.

                (e) INDEPENDENT LEGAL COUNSEL. If there has not been a Change in Control, Independent Legal Counsel shall be selected by the board of directors of the


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Company and approved by Indemnitee  (which  approval shall not be unreasonably withheld or delayed). If there has been a Change in Control, Independent Legal Counsel shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed). The Company shall pay the fees and expenses of Independent Legal Counsel and indemnify Independent Legal Counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to its engagement.

                (f) CONSEQUENCES OF DETERMINATION; REMEDIES OF INDEMNITEE. The Company shall be bound by and shall have no right to challenge a Favorable Determination. If an Adverse Determination is made, or if for any other reason the Company does not make timely indemnification payments or advances of Expenses, Indemnitee shall have the right to commence a Proceeding before a court of competent jurisdiction to challenge such Adverse Determination and/or to require the Company to make such payments or advances. Indemnitee shall be entitled to be indemnified for all Expenses incurred in connection with such a Proceeding in accordance with Section 3(b) and to have such Expenses advanced by the Company in accordance with Section 4. If Indemnitee fails to timely challenge an Adverse Determination, or if Indemnitee challenges an Adverse Determination and such Adverse Determination has been upheld by a final judgment of a court of competent jurisdiction from which no appeal can be taken, then, to the extent and only to the extent required by such Adverse Determination or final judgment, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee under this Agreement.

                (g)     PRESUMPTIONS;   BURDEN  AND  STANDARD  OF  PROOF.   In
connection with any Determination, or any review of any Determination, by any person, including a court:

                        (i) It shall be a presumption that a Determination is not required.

                        (ii) It shall be a presumption that Indemnitee has met the applicable standard of conduct and that indemnification of Indemnitee is proper in the circumstances.

                        (iii) The burden of proof shall be on the Company to overcome the presumptions set forth in the preceding clauses (i) and
        (ii), and each such presumption shall only be overcome if the Company establishes that there is no reasonable basis to support it.

                        (iv) The termination of any Proceeding by judgment, order, finding, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that indemnification is not proper or that Indemnitee did not meet the applicable

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        standard   of   conduct   or  that  a  court   has   determined   that
        indemnification is not permitted by this Agreement or otherwise.

                        (v) Neither the failure of any person or persons to have made a Determination nor an Adverse Determination by any person or persons shall be a defense to Indemnitee's claim or create a presumption that Indemnitee did not meet the applicable standard of conduct, and any Proceeding commenced by Indemnitee pursuant to
        Section 5(f) shall be DE NOVO with respect to all determinations of fact and law.

        6.      DIRECTORS AND OFFICERS LIABILITY INSURANCE.

                (a) MAINTENANCE OF INSURANCE. So long as the Company or any of its subsidiaries maintains liability insurance for any directors, officers, employees or agents of any such person, the Company shall ensure that Indemnitee is covered by such insurance in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's and its subsidiaries' then current directors and officers.

                (b) NOTICE TO INSURERS. Upon receipt of notice of a Proceeding pursuant to Section 5(a), the Company shall give or cause to be given prompt notice of such Proceeding to all insurers providing liability insurance in accordance with the procedures set forth in all applicable or potentially applicable policies. The Company shall thereafter take all necessary action to cause such insurers to pay all amounts payable in accordance with the terms of such policies.

        7.      EXCULPATION, ETC.

                (a) LIMITATION OF LIABILITY. Indemnitee shall not be personally liable to the Company or any of its subsidiaries or to the stockholders of the Company or any such subsidiary for monetary damages for breach of fiduciary duty as a director of the Company or any such subsidiary; provided, however, that the foregoing shall not eliminate or limit the liability of the Indemnitee (I) for any breach of the Indemnitee's duty of loyalty to the Company or such subsidiary or the stockholders thereof; (II) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (III) under Section 174 of the DGCL or any similar provision of other applicable corporations law; or (IV) for any transaction from which the Indemnitee derived an improper personal benefit. If the DGCL or such other applicable law shall be amended to permit further elimination or limitation of the personal liability of directors, then the liability of the Indemnitee shall, automatically, without any further action, be eliminated or limited to the fullest extent permitted by the DGCL or such other applicable law as so amended.


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                (b)     PERIOD  OF  LIMITATIONS.  No  legal  action  shall  be
brought and no cause of action shall be asserted by or in the right of the Company or any of its subsidiaries against Indemnitee or Indemnitee's estate, spouses, heirs, executors, personal or legal representatives, administrators or assigns after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period, PROVIDED that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

        8.      MISCELLANEOUS.

                (a) SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (I) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (II) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (III) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

                (b) NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (I) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (II) on the first business day following the date of dispatch if delivered by a recognized next-day courier service or (III) on the third business day following the date of mailing if delivered by domestic registered or certified mail, properly addressed, or on the fifth business day following the date of mailing if sent by airmail from a country outside of North America, to Indemnitee as shown on the signature page of this Agreement, to the Company at the address shown on the signature page of this Agreement, or in either case as subsequently modified by written notice.

                (c) AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.


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

                (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its respective successors and assigns, including without limitation any acquiror of all or substantially all of the Company's assets or business, and any survivor of any merger or consolidation to which the Company is party, and shall inure to the benefit of the Indemnitee and the Indemnitee's estate, spouses, heirs, executors, personal or legal representatives, administrators and assigns. The Company shall require and cause any such successor, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement as if it were named as the Company herein, and the Company shall not permit any such purchase of assets or business, acquisition of securities or merger or consolidation to occur until such written agreement has been executed and delivered. No such assumption and agreement shall relieve the Company of any of its obligations hereunder, and this Agreement shall not otherwise be assignable by the Company.

                (e) CHOICE OF LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware, without regard to the conflict of law principles thereof. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

                (f) INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto, PROVIDED that the provisions hereof shall not supersede the provisions of the Company's respective certificates of incorporation or bylaws, any agreement, any vote of stockholders or directors, the DGCL or other applicable law, to the extent any such provisions shall be more favorable to Indemnitee than the provisions hereof.

                (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.


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



        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         BKF Capital Group, Inc.


                                         By:
                                             ________________________________
                                             Name:
                                             Title:


                                         Address:  One Rockefeller Plaza
                                                   New York, NY  10020
                                                   Attention: General Counsel




AGREED TO AND ACCEPTED:

INDEMNITEE:

By:
     ________________________________
     Name:
     Title:

Address:
        _____________________________




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